SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 26, 2001

The St. Joe Company

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-10466	59-0432511

(Commission File Number)	(IRS Employer Identification No.)

1650 Prudential Drive, Suite 400, Jacksonville, FL	32207

(Address of Principal Executive Offices)	(Zip Code)

(904) 396-6600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish a copy of Supplemental Information for the period ended June 30, 2001. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1	Supplemental Information for the period ended June 30, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: July 26, 2001	By: /s/ Michael N. Regan

Name: Michael N. Regan
Title: Senior Vice President Finance and Planning